John Hancock Greater China Opportunities Fund (the fund)

Supplement dated 10-1-09 to the current Prospectus

Under the section of the Prospectus entitled “Who’s who — Investment adviser — Management fee,” the discussion of the fund’s management fee schedule is modified by the following:

Effective as of October 1, 2009, the fund pays John Hancock Advisers, LLC a management fee stated as an annual percentage of the fund’s net assets determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund:

Average Daily Net Assets	Annual Rate
First $1 billion	1.000%
Next $1 billion	0.950%
Excess over $2 billion	0.900%

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Greater China Opportunities Fund (the “Fund”)

Supplement dated 10-1-09 to the current Statement of Additional Information (the “SAI”)

Under the section of the SAI entitled “Investment Advisory and Other Services,” the discussion of the Fund’s management fee schedule is modified by the following:

Effective as of October 1, 2009, the Fund pays John Hancock Advisers, LLC a management fee daily based on a stated annual percentage of the Fund’s average daily net assets determined in accordance with the following schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	1.000%
Next $1 billion	0.950%
Excess over $2 billion	0.900%

You should read this Supplement in conjunction with the SAI and retain it for your future reference.